Exhibit 10.1
Execution Version
AMENDMENT NUMBER NINE TO BUSINESS LOAN AGREEMENT AND OTHER RELATED DOCUMENTS

THIS AMENDMENT NUMBER NINE TO BUSINESS LOAN AGREEMENT AND OTHER RELATED DOCUMENTS (this “Amendment”), dated as of March 27, 2026, is entered into among BANC OF CALIFORNIA, formerly known as Pacific Western Bank (“Lender”), and OFS CAPITAL CORPORATION, a Delaware corporation (“Borrower”), in light of the following facts:
RECITALS
WHEREAS, Borrower and Lender have previously entered into that certain Business Loan Agreement, dated April 10, 2019 (as amended to the date hereof, the “Loan Agreement”); and
WHEREAS, Lender and Borrower have agreed to amend the Loan Agreement on the terms and conditions set forth herein.
NOW, THEREFORE, the parties agree as follows:
1.DEFINITIONS. All terms which are defined in the Loan Agreement shall have the same definition when used herein unless a different definition is ascribed to such term under this Amendment, in which case, the definition contained herein shall govern.
2.AMENDMENT TO LOAN AGREEMENT AND RELATED DOCUMENTS. The Loan Agreement and certain other Related Documents are hereby amended as follows:
(a)The Financial Ratio/Covenant titled “Minimum Tangible Net Asset Value” under subsection (ii) titled “Financial Ratios/Covenants” on page 3 of the Loan Agreement, under the Financial Statements subsection of the Section titled “AFFIRMATIVE COVENANTS”, is hereby amended and restated in its entirety to read as follows:
“Minimum Tangible Net Asset Value. Borrower shall maintain a minimum Net Asset Value in the amount of $75,000,000.00. The term “Net Asset Value” is defined as the total assets less goodwill/other intangibles and less the total liabilities, on a consolidated basis. This required value must be maintained at all times and may be evaluated quarterly.”
(b)The Financial Ratio/Covenant titled “Minimum Quarterly Net Investment Income” under subsection (ii) titled “Financial Ratios/Covenants” on page 3 of the Loan Agreement, under the Financial Statements subsection of the Section titled “AFFIRMATIVE COVENANTS”, is hereby amended and restated in its entirety to read as follows:
“Minimum Quarterly Net Investment Income. Borrower shall maintain a minimum Quarterly Net Investment Income, after the management/incentive fees, in the amount of (i) for the quarters ending March 31, 2026, June 30, 2026, and September 30, 2026, $1,000,000, and (ii) for each quarter thereafter, $2,000,000.00. The term “Net Investment Income” is defined as the total investment income less total expenses, as presented in Borrower's consolidated financial statements. This required minimum income must be maintained at all times and may be evaluated quarterly.”

(c)All references in the Loan Agreement, Note and other Related Documents to the $25,000,000 maximum principal cap on the revolving line of credit provided thereunder is hereby changed to and shall be $15,000,000, which shall continue to be subject to the other limitations and terms and conditions set forth therein.
3.CONDITIONS PRECEDENT. Each of the following is a condition precedent to the effectiveness of this Amendment:
(a)Lender shall have received a fully executed original of this Amendment, together with the Guarantor Reaffirmation attached;
(b)Lender shall have received a documentation fee of $500.00; and
(c)Lender shall have received all legal fees incurred by it in connection with this Amendment and all other agreements being executed in connection herewith.
4.REPRESENTATIONS AND WARRANTIES. Borrower hereby affirms to Lender that all representations and warranties of Borrower set forth in the Loan Agreement are true, complete and accurate as of the date hereof.
5.COUNTERPARTS; ELECTRONIC EXECUTION. This Amendment may be executed in counterparts, each of which will be deemed to be an original, but all of which together will be deemed to be one and the same instrument. The exchange of copies of this Amendment and of executed signature pages by facsimile transmission or by electronic mail in “portable document format” (“.pdf”), or by a combination of such means, will constitute effective execution and delivery of this Amendment as to the parties and may be used in lieu of an original Amendment for all purposes. Lender may also execute this Amendment by electronic signature, whether digital or encrypted, which shall be considered as an original signature for all purposes and shall have the same force and effect as an original signature. Without limitation, “electronic signature” shall include DocuSign signature, faxed or emailed versions of an original signature or electronically scanned and transmitted versions of an original signature, each of which shall be of the same legal effect, validity, or enforceability as a manually executed signature or the use of a paper-based record keeping system, as the case may be, to the extent and as provided for in any applicable law, including, without limitation, Electronic Signatures in Global and National Commerce Act, the California Uniform Electronic Transaction Act any other similar state laws based on the Uniform Electronic Transactions Act or the Uniform Commercial Code, and the parties hereto hereby waive any objection to the contrary.
6.LIMITED EFFECT. Except for the specific amendment contained in this Amendment, the Loan Agreement shall remain unchanged and in full force and effect.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, Borrower and Lender have executed this Amendment as of the date first written above.

OFS CAPITAL CORPORATION, a Delaware
corporation, as Borrower

By:      /s/ Tod K. Reichert
Tod K. Reichert, Corporate Secretary

BANC OF CALIFORNIA

By:   /s/ Hans Sylvester
Hans Sylvester, Executive Director

Amendment Number Nine to Business Loan Agreement and Other Related Documents

GUARANTOR’S REAFFIRMATION
The undersigned has executed a Commercial Guaranty dated April 10, 2019 in favor of BANC OF CALIFORNIA, formerly known as Pacific Western Bank (“Lender”), respecting the obligations of OFS CAPITAL CORPORATION (“Borrower”), owing to Lender (“Guaranty”). The undersigned acknowledges the terms of the above Amendment and reaffirms and agrees that: its Guaranty remains in full force and effect; nothing in such Guaranty obligates Lender to notify the undersigned of any changes in the financial accommodations made available to Borrower or to seek reaffirmations of such Guaranty; and no requirement to so notify the undersigned or to seek reaffirmations in the future shall be implied by the execution of this reaffirmation; references to the “Loan Agreement” in such Guaranty include amendments and restatements from time to time to and of such agreement, including the amendments being made concurrently herewith.
Dated as of March 27, 2026

OFSCC-MB, INC, a Delaware corporation, as
Guarantor

By:      /s/ Tod K. Reichert
Tod K. Reichert, Chief Executive Officer and President

Guarantor’s Reaffirmation
Amendment Number Nine to Business Loan Agreement and Other Related Documents